UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)		27513 (Zip Code)
R.H. Donnelley Inc.*
(Exact name of registrant as
specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-59287 (Commission File Number)	36-2467635 (I.R.S. Employer Identification No.)

1001 Winstead Drive, Cary NC (Address of principal executive offices)		27513 (Zip Code)
Registrant’s telephone number,
including area code:
(919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7/8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15(d) as a result of such Notes. As of December 1, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
As previously announced, in connection with, among other things, the tender offer and consent solicitation by R.H. Donnelley, Inc., a Delaware corporation (“RHDI”) and a wholly owned subsidiary of R.H. Donnelley Corporation, a Delaware corporation (the “Company”), for any and all of its outstanding $325 million aggregate principal amount of 8.875% senior secured notes due 2010 (the "RHDI Senior Notes”), RHDI entered into the Second Amended and Restated Credit Agreement (the "Second Amended and Restated Credit Agreement”), dated as of December 13, 2005, by and among RHDI, the Company, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Deutsche Bank Trust Company Americas (“Deutsche Bank”), as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as syndication agent, Bear Stearns Corporate Lending Inc., Credit Suisse, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., UBS Securities LLC and Wachovia Bank, National Association, as co-documentation agents, and Deutsche Bank, as administrative agent. On December 20, 2005, RHDI used $342.7 million under the Second Amended and Restated Credit Agreement to fund the tender offer and consent solicitation. As a result of the tender offer and consent solicitation, only $7.9 million aggregate principal amount of the RHDI Senior Notes remains outstanding.
The Second Amended and Restated Credit Agreement amends and restates RHDI’s existing Credit Agreement, dated September 1, 2004, as amended, to, among other things, (i) permit the merger (the "Merger”) of Dex Media, Inc., a Delaware corporation (“Dex Media”), with and into Forward Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of October 3, 2005, by and among Dex Media, the Company and Merger Sub, and the incurrence of additional debt in connection therewith; (ii) provide up to $350 million of tranche D-1 term loans, which were used to finance the repurchase of the RHDI Senior Notes pursuant to the tender offer and consent solicitation and for general corporate purposes, the terms of which are substantially the same as the terms of the existing tranche D term loans other than with respect to pricing; (iii) generally remove the Company from the affirmative and negative covenants and certain of the representations and warranties contained in the Credit Agreement and provide for a parent covenant in lieu thereof; (iv) permit the previously announced repurchase of all the Company’s outstanding preferred stock from certain investment partnerships affiliated with The Goldman Sachs Group, Inc.; (v) modify the financial performance covenants contained in the Credit Agreement; (vi) provide for shared services arrangements between RHDI and its subsidiaries, on the one hand, and Dex Media and its subsidiaries, on the other hand; and (vii) permit certain securitization transactions. The tranche D-1 term loan is payable in 22 consecutive quarterly installments commencing on March 31, 2006 and maturing on June 30, 2011. These obligations are subject to acceleration upon the occurrence of customary events of default.

Item 8.01. Other Events.
     On December 22, 2005, the Company and Dex Media issued a joint press release announcing that the registration statement relating to the Merger of Dex Media with and into Forward Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company, had been declared effective by the Securities and Exchange Commission and that each of the Company and Dex Media have confirmed January 25, 2006 as the date of its respective special meeting of stockholders to consider the proposals related to the Merger.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
     Certain statements contained in this filing regarding the Company’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to the Company or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only the Company’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the Company. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the Company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the Merger, including future financial and operating results, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.
     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the failure of the Company and Dex Media stockholders to approve the Merger; (2) the risk that the businesses will not be integrated successfully; (3) the risk that expected strategic advantages and savings from the Merger may not be fully realized or may take longer to realize than expected; (4) disruption from the Merger making it more difficult to maintain relationships with customers, employees or suppliers; and (5) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the Company’s and Dex Media’s results to differ materially from those described in the forward-looking statements are described in detail in the registration statement on Form S-4 that the Company filed with the Securities and Exchange Commission (the “SEC”) (registration No. 333-129539), which contains a joint proxy statement/prospectus relating to the proposed transaction, the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2004, in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Dex Media’s Annual Reports on Form 10-K in Item 1 “Business” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Standalone Company” and elsewhere in Dex Media’s Annual Report, as well as the Company’s and Dex Media’s other periodic filings with the SEC that are available on the SEC’s website (http//:www.sec.gov).

Additional Information and Where To Find It
     In connection with the proposed transaction, the Company has filed the Registration Statement with the SEC (registration no. 333-129539), which contains a definitive joint proxy statement/prospectus relating to the proposed transaction. Investors are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction, because it contains important information. Investors may obtain a free copy of the registration statement and definitive joint proxy statement/prospectus, as well as other filings containing information about the Company and Dex Media, without charge, on the SEC’s website (http://www.sec.gov). Free copies of the Company’s SEC filings are also available on the Company’s website (http://www.rhd.com), or by request to Investor Relations, R.H. Donnelley Corporation, 1001 Winstead Drive, Cary, North Carolina 27513. Free copies of Dex Media’s SEC filings are available on Dex Media’s website (http://www.dexmedia.com), or by request to Investor Relations, Dex Media, Inc., 198 Inverness Drive West, Englewood, Colorado 80112. Information contained on the Company’s website, Dex Media’s website or the website of any other person is not incorporated by reference into this filing, and no information contained on those websites should be considered to be part of this filing.
Participants in Solicitation
     The Company, Dex Media and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s and Dex Media’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on March 21, 2005, and information regarding Dex Media’s directors and executive officers is available in its proxy statement filed with the SEC by Dex Media on April 20, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the registration statement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
/s/ Robert J. Bush

Robert J. Bush Vice President, General Counsel & Corporate Secretary
R.H. DONNELLEY INC.
/s/ Robert J. Bush

Robert J. Bush Vice President, General Counsel & Corporate Secretary
Date: December 22, 2005